UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 23, 2005

                                  FBO AIR, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

      333-56046                                         87-0617649
------------------------                   ------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

                101 Hangar Road
Wilkes-Barre/Scranton International Airport
                  Avoca, PA                               18641
-------------------------------------------             ----------
 (Address of Principal Executive Offices)               (Zip Code)

                                 (570) 414-1400
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-d(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

                Section 1 - Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

      1. Stock Purchase Agreement

            (a) On September 23, 2005, FBO Air, Inc., a Nevada corporation and the registrant (the "Company"), executed a Stock Purchase Agreement dated as of September 22, 2005 (the "Stock Purchase Agreement") with Airborne, Inc., a New York corporation ("Airborne"), and Airborne's two shareholders, John H. Dow and Daphne Dow (collectively, the "Shareholders"). Other than in respect of the Stock Purchase Agreement, its related transactions and a prior memorandum of understanding between the Company and Airborne pursuant to which the Company was using Airborne's facility to hangar users' aircraft it was managing, there is no material relationship among the Company or its affiliates, on the one hand, and Airborne or the two Shareholders, on the other hand. A copy of the Stock Purchase Agreement without exhibits or schedules is filed as Exhibit 10.1 to this Report and is incorporated herein by this reference.

            (b) Pursuant to the Stock Purchase Agreement, the Company was to purchase from the Shareholders all of the outstanding shares of the capital stock of Airborne for an aggregate purchase price of $1,400,000 in cash and an aggregate of 2,333,334 shares of the Company's Common Stock, $0.001 par value (the "Common Stock"). As indicated in Item 2.01 to this Report, the shares of Airborne were purchased by the Company from the Shareholders on September 23, 2005. Airborne has been conducting at the Elmira-Corning Regional Airport in the State of New York a fixed based operation, which, among its services, Airborne manages aircraft and sells charter time. Since September 23, 2005, Airborne has continued its operations as before, but now as a wholly-owned subsidiary of the Company.

      2. Employment Agreement

            Simultaneously with the closing of the Stock Purchase Agreement, the Company and Airborne, having become a wholly-owned subsidiary of the Company, entered into an employment agreement dated as of September 23, 2005 (the "Dow Employment Agreement") with John H. Dow, one of the Shareholders, pursuant to which Airborne agreed to employ Dow for a term of three years (subject to automatic renewals for one-year periods unless terminated by either party within 90 days of the anniversary of the initial term or any renewal period) to serve in the Office of the Chief Executive of Airborne. A copy of the Dow Employment Agreement is filed as Exhibit 10.2 to this Report and is incorporated herein by this reference. Airborne may terminate the employment for Cause (as defined) in which event Airborne is only obligated to the date of termination. In addition Mr. Dow may terminate his employment for Good Reason (as defined) or in the event of a Change in Control (as defined). If either such termination occurs, the Dow Employment Agreement specifies Airborne's further obligations.

      Pursuant to the Dow Employment Agreement, Mr. Dow's base annual salary is $150,000 subject to such increases as the Board of Directors of Airborne may authorize from time to time thereafter, and he is guaranteed an annual bonus payment of $100,000, both the salary and bonus payment to be paid in equal monthly installments. In addition, he may receive an annual performance bonus based on the Board's evaluation of Airborne's performance and his performance. Mr. Dow is to be granted by the Company an option each September 23 during the initial term to purchase 250,000 shares of the Common Stock. For information as to the first such grant, see Section 3 of Item 3.02 of this Report. Among other fringe benefits, the Dow Employment Agreement obligates Airborne to maintain a term life insurance policy on Mr. Dow's life in the amount of $1,000,000 with one half of the proceeds on his death to go to his designated beneficiary or beneficiaries and one half to Airborne.

      3. Lease

      Simultaneously with the closing of the Stock Purchase Agreement, Airborne, having become a subsidiary of the Company, entered into a lease agreement dated as of September 23, 2005 (the "Facility Lease"), as Tenant, with the Shareholders, as Landlord. A copy of the Facility Lease is filed as Exhibit 10.3 to this Report and is incorporated herein by this reference. Pursuant to the Facility Lease, Airborne will lease from the Shareholders the land located at 236 Sing Sing Road, Horseheads, New York, which was used by Airborne to operate its business immediately prior to the closing of the Stock Purchase Agreement, for a term of fifteen years (subject to renewals at the option of Airborne for three five-year periods upon written notice by Airborne at least 60 days prior to the expiration of the term). The annual rent payable under the Facility Lease will be $160,582, payable in advance in equal monthly installments of $13,381.83. Beginning on the fifth anniversary of the commencement date of the Facility Lease and annually each year thereafter, the annual rent shall increase or decrease by the increase or decrease in the Consumer Price Index.

      4. Term Loan Agreement

            (a) Simultaneously with the Closing the Company entered into a Term Loan Agreement dated as of September 23, 2005 (the "Term Loan Agreement") with Airport Capital, LLC, a New York limited liability company (the "Lender"), and Airborne, having become a wholly-owned subsidiary of the Company. A copy of the Term Loan Agreement is filed as Exhibit 10.4 to this Report and is incorporated herein by this reference. Reference is made to subsection (e) of Item 2.01 to this Report for information as to the members of the Lender who are affiliates of the Company.

            (b) Pursuant to the Term Loan Agreement, Lender made a loan (the "Loan") in the principal amount of $1,500,000, the proceeds of which were used by the Company to finance the acquisition of Airborne. The Loan matures in 180 days from September 23, 2005 (the "Initial Maturity Date"); however, the Company can extend the maturity date to September 23, 2006 (the "Final Maturity Date") by prior notice to the Lender. The promissory note which evidences the Loan bears interest at the annual rate of 4 1/4 % until the Initial Maturity Date and, if extended, at the annual rate of 9 1/4 % until the Final Maturity Date. Interest is payable monthly, while payment of principal is not due until the Initial Maturity Date or the Final Maturity Date, whichever is applicable, provided there is no Event of Default (as defined), in which event the Lender may accelerate the indebtedness. The Company may be required to pay the amount by which the then outstanding principal amount exceeds 75% of the Eligible Accounts (as defined) of Airborne. As collateral for the Loan, Airborne granted the Lender a security interest in its accounts receivable, all of its deposit accounts (as such term is defined in the New York Uniform Commercial Code, all monies now or hereafter in the possession or under the control of Airborne or the Lender and all products and proceeds of the foregoing personal property. The promissory note evidencing the Loan and the security agreement with respect to the Lender's security interest are Exhibits A and B, respectively, to the Term Loan Agreement, a copy of which, as indicated above, is filed as Exhibit 10.4 to this Report, and the promissory note and security agreement are incorporated herein by this reference. For information as to the warrant granted to the Lender as additional consideration for making the Loan, reference is made to
Section 2 of Item 3.02 to this Report.

      The Term Loan Agreement also provides for certain negative covenants relating to the Company and its subsidiaries (including now Airborne) incurring indebtedness and liens; however, so long as the Company's 10% Senior Secured Promissory Notes due March 31, 2008 or April 8, 2008 (the "Senior Notes") are outstanding, these covenants are no more restrictive than those in the Senior Notes. A copy of the form of the Senior Notes is filed (by incorporation by reference) as Exhibit 4.1 hereto and is incorporated herein by this reference.

                        Section 2 - Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

      (a) On September 23, 2005, the Company closed the stock purchase from the Shareholders pursuant to the Stock Purchase Agreement described in Section 1 of
Item 1.01 to this Report.

      (b) As a result of the stock purchase the Company acquired substantially all of the assets of Airborne used in its business as a fixed base operator at the Elmira-Corning Regional Airport in Horseheads, New York.

      (c) The selling shareholders were as reported in Section 1 of Item 1.01 to this Report, i.e., John H. Dow and Daphne Dow, the Shareholders. There was no material relationship between Airborne and the Shareholders, on the one part, and the Company or any of its affiliates or any director or officer of the Company, or any associate of any such director or officer, on the other part, other than as disclosed in Section 1 of Item 1.01 to this Report.

      (d) At the closing the Company paid the Shareholders an aggregate of $1,400,000 in cash and issued to them an aggregate of 2,333,334 shares of the Common Stock, 1,166,667 shares to each of John H. Dow and Daphne Dow. The Company was obligated, as a result of the negotiations resulting in the Stock Purchase Agreement, to deliver to the Shareholders shares of the Common Stock having an aggregate value of $700,000 and the number of shares was determined by using the same price of $.30 per share as was used in the Company's private placement closed on March and April 2005 as the conversion price of the Company's Series A Convertible Stock, $0.001 par value (the "Series A Preferred Stock".) The consent of the shares of the Series A Preferred Stock was obtained in order to close the transaction with the Shareholders. A copy of the Certificate of Designations relating to the Series A Preferred Stock is filed (by incorporation by reference) as Exhibit 3(i) to this Report and is incorporated herein by this reference.

      (e) The proceeds to fund the acquisition and its related costs came from a loan of $1,500,000 made by Airport Capital, LLC, of which William B. Wachtel, Chairman of the Board and a director of the Company, and Alvin S. Trenk, a director of the Company, are two of the three members. The third member, who is a stockholder of the Company, is not an affiliate of the Company. For more information relating to this loan, see Section 4 of Item 1.01 to this Report.

                   Section 3 - Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

      1. Stock Purchase Agreement

      (a) On September 23, 2005, the Company issued an aggregate of 2,333,334 shares of the Common Stock.

      (b) There was no underwriter for the shares. As indicated in Section 1 of
Item 1.01 and Item 2.01 to this Report, the shares were issued to John H. Dow and Daphne Dow (i.e., the Shareholders) as the shareholders of Airborne, as part of the purchase price for all of the outstanding shares of capital stock of Airborne, which the Shareholders owned.

      (c) See Section 1 of Item 1.01 and Item 2.01 to this Report for information as to the consideration for issuance of the shares.

      (d) The Company claims that the issuance of the shares to the Shareholders was exempt from the registration requirement of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the exemption of Section 4(2) of the Securities Act as a transaction not involving a public offering. Each of the Shareholders represented to the Company that he or she was acquiring the shares of the Common Stock for investment and not with a view toward, or in connection with, any distribution of securities of the Company (as the term "distribution" is contemplated under the Securities Act).

      (e) Not applicable.

      (f) Not applicable.

      2. Lender's Warrant

      (a) On September 23, 2005, the Company issued a warrant expiring September 22, 2010 (the "Lender's Warrant") to purchase 1,000,000 shares of the Common Stock. A copy of the Lender's Warrant is filed as Exhibit 4.2 to this Report and is incorporated herein.

      (b) There was no underwriter with respect to the issuance of the Lender's Warrant. The Lender's Warrant was issued to Airport Capital, LLC (i.e., the Lender).

      (c) The Lender's Warrant was issued in consideration of the Lender making a loan of $1,500,000 to the Company. For information as to this loan, reference is made to Section 4 of Item 1.01 to this Report.

      (d) The Company claims that the issuance of the Lender's Warrant was exempt from the registration requirement of Section 5 of the Securities Act pursuant to the exemption of Section 4(2) of the Securities Act as a transaction not involving a public offering. The Lender represented to the Company that it was acquiring the Lender's Warrant, and, unless registered under the Securities Act at the time of exercise, the shares of the Common Stock issuable upon the exercise of the Lender's Warrant, for investment and not with a view toward, or in connection with, any distribution of securities of the Company (as the term "distribution" is contemplated under the Securities Act).

      (e) The Lender's Warrant will be exercisable at $.60 per share (the "Exercise Price") subject to adjustment. The Exercise Price will be adjusted on a weighted average basis for (i) all stock splits, dividends, recapitalizations, reclassifications, payments made to holders of the Common Stock and other similar events and (ii) the sale by the Company of additional equity securities at a price below the Exercise Price, whichever is applicable. These anti-dilution provisions are the same as were contained in the warrants included in units sold to investors in the Company's private placement closed in March and April of 2005. The form of these investor warrants is filed (by incorporation by reference) as Exhibit 4.3 to this Report and is incorporated herein by this reference.

      (f) Not applicable.

      3. Option Grant

      (a) On September 23, 2005, the Board of Directors granted an option to purchase 250,000 shares of the Common Stock.

      (b) There were no underwriters. An option to purchase 250,000 shares of the Common Stock was granted to John H. Dow pursuant to his employment agreement with Airborne and the Company (see Section 2 of Item 1.01 to this Report for information as to the Dow Employment Agreement). See Item 5.02 to this Report for information as to Mr. Dow's election as a director of the Company.

      (c) The option was not issued for cash and there were no underwriting discounts or commissions. As indicated in subsection (b) above, the option was issued in consideration of the services to be performed under the Dow Employment Agreement for the Company and its subsidiaries by this officer of Airborne.

      (d) The Company claims that the grant of this option was exempt from the registration requirement of Section 5 of the Securities Act pursuant to the exemption of Section 4(2) of the Securities Act as a transaction not involving a public offering. The optionee represented to the Company that he was acquiring the option, and, if not registered under the Securities Act at the time, the shares of the Common Stock issuable upon the exercise of the option, for investment, and not with a view toward, or in connection with, a distribution (as the term "distribution") is contemplated under the Securities Act).

      (e) The option is exercisable at $.33 per share, the closing sales price on September 22, 2005. The option is exercisable, from time to time in its entirety or in part, until September 22, 2010. The option will be made subject to the Company's stock option plan when adopted.

      (f) Not applicable.

                 Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      (a) Not applicable.

      (b) Not applicable.

      (c) Not applicable.

      (d)(i) By unanimous consent in lieu of meeting dated as of September 20, 2005, the Board of Directors elected John H. Dow as a director of the Company effective with the closing of the acquisition of the Airborne shares (see Item
2.01 to this Report) which occurred on September 23, 2005, to serve as such until the next Annual Meeting of Stockholders of the Company and until his successor is duly elected and qualifies.

      (ii) In his employment agreement with the Company and Airborne (see
Section 2 of Item 1.01 to this Report) Mr. Dow agreed to serve as a director of the Company for no additional consideration. Except for this provision, there is no arrangement or understanding between Mr. Dow and any other person affiliated with the Company relating to his selection as a director.

      (iii) As of this date, it is unlikely that Mr. Dow as an officer/employee of Airborne will be named to any Committee of the Board of Directors of the Company.

      (iv) Except for the memorandum of understanding between the Company and Airborne described in Section 1 of Item 1.01 to this Report, his employment agreement with the Company and Airborne described in Section 2 of Item 1.01 to this Report (i.e., the Dow Employment Agreement), including the grant of an option pursuant thereto as described in Section 3 of Item 3.02 to this Report, his sale of shares of Airborne to the Company in exchange for cash and shares of the Common Stock pursuant to the Stock Purchase Agreement as described in Item
2.01 to this Report and the Facility Lease as described in Section 3 of Item
1.01 to this Report, there have been no transactions during the last two years, or proposed transactions, to which the Company was or is to be a party in which Mr. Dow had, or is to have, a direct or direct material interest.

      (v) During the past five years Mr. Dow has been the President and Chief Executive Officer of Airborne.

      (vi) Mr. Dow does not currently serve as a director of any other company whose securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or which is registered as an investment company pursuant to the Investment Act of 1940, as amended.

      (vii) There are no family relationship among Mr. Dow and any of the directors or officers of the Company.

                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

      (a) Financial Statements of Business Acquired.

      The financial statements of Airborne, Inc. (see Item 2.01 of this Report) will be filed by amendment no later than 71 days after the date this Report was required to be filed.

      (b) Pro Forma Financial Information.

      Pro forma financial information with respect to the acquisition described in Section 2.01 of this Report will be filed with the financial statements to be filed pursuant to subsection (a) of this Item 9.01.

      (c) Exhibits

          Exhibit No.   Description
          -----------   -----------

          3(i)          Copy of Certificate of Designations. (1)

          4.1 Form of 10% Senior Secured Promissory Note due March 31, 2008 or April 8, 2008. (2)

          4.2           Copy of Warrant expiring September 22, 2010. (3)

          4.3           Form of investor warrant. (2)

          Exhibit No.   Description
          -----------   -----------

          10.1 Copy of Stock Purchase Agreement dated as of September 22, 2005 by and among Airborne, Inc., John H. Dow, Daphne Dow and the Company (without a schedule or exhibit). (3)

          10.2 Copy of Employment Agreement dated as of September 23, 2005 among John Dow, Airborne, Inc. and the Company. (3)

          10.3 Copy of Lease dated as of September 23, 2005 between John H. Dow and Daphne Dow, as the Landlord, and Airborne, Inc., as the Tenant. (3)

          10.4 Copy of Term Loan Agreement dated as of September 23, 2005 by and among the Company, Airborne, Inc., and Airport Capital, LLC. (3)

--------------------

          (1) Incorporated by reference to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

          (2) Incorporated by reference to the Company's Current Report on Form 8-K filed on April 6, 2005.

          (3)           Filed herewith.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act, the registrant has caused this Report to be signed on its behalf by the undersigned duly authorized.

                                       FBO Air, Inc.
                                       (Registrant)


Dated:   September 27, 2005            By /s/ Ronald J. Ricciardi
                                       -------------------------------------
                                       Ronald J. Ricciardi
                                       President and Chief Executive Officer

                                  FBO Air, Inc.
                             Index to Exhibits Filed
                                      with
                           Current Report on Form 8-K

Exhibit
Number   Description
------   -----------
                                                                            Page
                                                                            ----
4.2      Copy of Warrant expiring September 22, 2010 .....................  E-2

10.1     Copy of Stock Purchase Agreement dated as of September
         22, 2005 by and among Airborne, Inc., John H. Dow,
         Daphne Dow and the Company (without a schedule or
         exhibit) ........................................................  E-16

10.2     Copy of Employment Agreement dated as of September
         23, 2005 among John Dow, Airborne, Inc. and the
         Company .........................................................  E-66

10.3     Copy of Lease dated as of September 23, 2005 between
         John H. Dow and Daphne Dow, as the Landlord and
         Airborne, Inc., as the Tenant ...................................  E-78

10.4     Copy of Term Loan Agreement dated as of September 23,
         2005 by and among the Company, Airborne, Inc., and
         Airport Capital, LLC ............................................  E-96


                                       E-1